UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 06, 2023

THIRD HARMONIC BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41498	83-4553503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Montgomery Street, Suite 210
San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 209 727-2457

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	THRD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 6, 2023, the Board of Directors (the “Board”) of Third Harmonic Bio, Inc. (the “Company”), pursuant to the terms of the Company’s 2019 Stock Incentive Plan and the Company’s 2022 Equity Incentive Plan (collectively, the “Plans”), agreed to reset the per-share exercise price of options previously granted under the Plans that have exercise prices that exceed $8.60 per share (the “Designated Options”), and therefore are “underwater,” to $4.20 per share (the “Option Repricing”), which is equal to the closing price of a share of the Company’s common stock on March 6, 2023. No other terms of the Designated Options were modified, and the Designated Options will continue to vest according to their original vesting schedules and will retain their original expiration dates.

The Board determined that the Designated Options were no longer providing an appropriate economic incentive to the holders. The Board determined that this lack of an appropriate incentive could potentially lead to the loss of critical individuals at an important stage in the Company’s life cycle, thereby negatively impacting the Company’s ability to meet its near-term objectives.

After careful consideration of various alternatives and a review of all other applicable considerations with the Company’s independent compensation consultant and outside legal counsel, the Board determined that the Option Repricing was in the best interests of the Company and its stockholders and provided the most effective tool to help retain and incentivize the holders.

The Option Repricing resets the per-share exercise price of underwater options so that the exercise prices will more closely reflect the current value of the Company’s stock, which will serve to further align the economic interests of the holders with those of the Company’s stockholders more generally and will help ensure the ongoing retention and motivation of the holders through a critical stage for the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD HARMONIC BIO, INC.

Date:	March 8, 2023	By:	/s/ Robert Ho
Robert Ho Chief Financial Officer